Exhibit 99.1

Alpha and Omega Semiconductor Reports Financial Results for the Fiscal Third Quarter of 2025 Ended March 31, 2025

SUNNYVALE, California, May 7, 2025 - Alpha and Omega Semiconductor Limited (“AOS”) (NASDAQ: AOSL) today reported financial results for the fiscal third quarter of 2025 ended March 31, 2025.

The results for the fiscal third quarter of 2025 ended March 31, 2025 were as follows:

GAAP Financial Comparison
Quarterly
(in millions, except percentage and per share data)
(unaudited)
	Three Months Ended
	March 31, 2025	December 31, 2024	March 31, 2024
Revenue	$164.6	$173.2	$150.1
Gross Margin	21.4%	23.1%	23.7%
Operating Loss	$(10.7)	$(5.9)	$(10.5)
Net Loss	$(10.8)	$(6.6)	$(11.2)
Net Loss Per Share - Diluted	$(0.37)	$(0.23)	$(0.39)

Non-GAAP Financial Comparison
Quarterly
(in millions, except percentage and per share data)
(unaudited)

	Three Months Ended
	March 31, 2025	December 31, 2024	March 31, 2024
Revenue	$164.6	$173.2	$150.1
Non-GAAP Gross Margin	22.5%	24.2%	25.2%
Non-GAAP Operating Income (Loss)	$(2.7)	$3.0	$(1.1)
Non-GAAP Net Income (Loss)	$(2.9)	$2.7	$(1.2)
Non-GAAP Net Income (Loss) Per Share - Diluted	$(0.10)	$0.09	$(0.04)

The non-GAAP financial measures in the schedule above and under the section “Financial Results for Fiscal Q3 Ended March 31, 2025” below exclude the effect of share-based compensation expense, amortization of purchased intangible, legal costs related to government investigation, equity method investment loss from equity investee, and income tax effect of non-GAAP adjustments in each of the periods presented, as well as gain on change of equity interest in the equity method investment for the three months ended March 31, 2025. A detailed reconciliation of GAAP and non-GAAP financial measures, including non-GAAP outlook, is included at the end of this press release.

Financial Results for Fiscal Q3 Ended March 31, 2025
•Revenue was $164.6 million, a decrease of 4.9% from the prior quarter and an increase of 9.7% from the same quarter last year.
•GAAP gross margin was 21.4%, down from 23.1% in the prior quarter and down from 23.7% in the same quarter last year.
•Non-GAAP gross margin was 22.5%, down from 24.2% in the prior quarter and down from 25.2% in the same quarter last year.
•GAAP operating expenses were $45.8 million, down from $45.9 million in the prior quarter and down from $46.1 million in the same quarter last year.
•Non-GAAP operating expenses were $39.7 million, down from $39.0 million from last quarter and down from $38.9 million in the same quarter last year.
•GAAP operating loss was $10.7 million, up from $5.9 million of operating loss in the prior quarter and up from $10.5 million of operating loss in the same quarter last year.
•Non-GAAP operating loss was $2.7 million as compared to $3.0 million of operating income for the prior quarter and $1.1 million of operating loss for the same quarter last year.
•GAAP net loss per diluted share was $0.37, compared to $0.23 net loss per share for the prior quarter, and $0.39 net loss per share for the same quarter a year ago.
•Non-GAAP net loss per share was $0.10, compared to $0.09 net income per share for the prior quarter and $0.04 net loss per share for the same quarter a year ago.
•Consolidated cash flows provided by operating activities was $7.4 million, as compared to $14.1 million of cash flows provided by operating activities in the prior quarter.
•The Company closed the quarter with $169.4 million of cash and cash equivalents.

AOS Chief Executive Officer Stephen Chang commented, “Our fiscal Q3 results were at the high-end of our guidance, supported by strength in Computing and better-than-expected demand in tablets. Despite the seasonal decline, year-over-year revenue grew nearly 10%, with Computing and Industrial segments delivering solid double-digit growth.”

Mr. Chang concluded, “Looking ahead, we remain focused on executing our strategy to become a total solutions provider, expanding market share and increasing BOM content across high-growth verticals. While macro and geopolitical uncertainties persist, our strong technology foundation, diverse product portfolio, and Tier 1 customer base position AOS well to deliver sustained growth across an expanding range of applications and end markets.”

Business Outlook for Fiscal Q4 Ending June 30, 2025

The following statements are based on management’s current expectations. These statements are forward-looking, and actual results may differ materially. AOS undertakes no obligation to update these statements.

Our expectations for the fiscal fourth quarter of year 2025 are as follows:

•Revenue to be approximately $170 million, plus or minus $10 million.
•GAAP gross margin to be 22.9%, plus or minus 1%. We anticipate non-GAAP gross margin to be 24.0%, plus or minus 1%.
•GAAP operating expenses to be in the range of $47.1 million, plus or minus $1 million. Non-GAAP operating expenses are expected to be in the range of $40.2 million, plus or minus $1 million.
•Interest expense to be approximately equal to interest income, and
•Income tax expense to be in the range of $0.9 million to $1.1 million.

Conference Call and Webcast

AOS plans to hold an investor teleconference and live webcast to discuss the financial results for the fiscal third quarter ended March 31, 2025 today, May 7, 2025 at 2:00 p.m. PT / 5:00 p.m. ET. To listen to the live conference call, please dial +1 (833) 470-1428 or +1 (404) 975-4839 if dialing from outside the United States and Canada. The access code is 362162. A live webcast of the call will also be available in the "Events & Presentations" section of the company’s investor relations website, http://investor.aosmd.com. The webcast replay will be available for seven days after the live call on the same website. In addition, a copy of the script of management’s prepared remarks and a live webcast of the call will also be available in the "Events & Presentations" section of the company’s investor relations website, http://investor.aosmd.com.

Forward-Looking Statements

This press release contains forward-looking statements that are based on current expectations, estimates, forecasts and projections of future performance based on management’s judgment, beliefs, current trends, and anticipated product performance. These forward-looking statements include, without limitation, market trends in the semiconductor industry and growth in calendar year 2025, our ability to outperform market, seasonality of our business, our ability to sustain growth and expand our end markets, macro and geopolitical uncertainties, our projected amount of revenue, gross margin, operating income (loss), income tax expenses, net income (loss), and share-based compensation expenses, non-GAAP gross margin, non-GAAP operating expenses, income tax expenses, our ability to grow our sales and market share, and other information under the section entitled “Business Outlook for Fiscal Q4 Ending June 30, 2025.” Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from those contained in the forward-looking statements. These factors include, but are not limited to, the state of semiconductor industry and seasonality of our markets; decline of PC markets; our lack of control over the joint venture in China; difficulties and challenges in executing our diversification strategy into different market segments; ordering pattern from distributors and seasonality; changes in regulatory environment, including tariff and trade policies; our ability to introduce or develop new and enhanced products that achieve market acceptance; government policies on our business operations in China; the actual product performance in volume production; the quality and reliability of our product, our ability to achieve design wins; the general business and economic conditions; our ability to maintain factory utilization at a desirable level; and other risks as described in our SEC filings, including our Annual Report on Form 10-K for the fiscal year ended June 30, 2024 filed by AOS with the SEC and other periodic reports we filed with the SEC. Other unknown or unpredictable factors or underlying assumptions subsequently proving to be incorrect could cause actual results to differ materially from those in the forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, level of activity, performance, or achievements. You should not place undue reliance on these forward-looking statements. All information provided in this press release is as of today’s date, unless otherwise stated, and AOS undertakes no duty to update such information, except as required under applicable law.

Use of Non-GAAP Financial Measures

To supplement our unaudited consolidated financial statements presented on a basis consistent with U.S. GAAP, we disclose certain non-GAAP financial measures for our historical performance, including non-GAAP gross profit, gross margin, operating expenses, operating income (loss), net income (loss), diluted earnings per share (“EPS”) and EBITDAS. These supplemental measures exclude, among other items, share-based compensation expenses, legal and professional fees related to government investigation, amortization of purchased intangible, gain on change of the equity interest in the JV Company, income tax effect of non-GAAP adjustments and equity method investment loss from equity investee. We also disclose certain non-GAAP financial measures in our financial guidance for the next quarter, including non-GAAP gross margin and non-GAAP operating expenses. We believe that these historical and forward-looking non-GAAP financial measures provide useful information to both management and investors by excluding certain items and expenses that are not indicative of our core operating results or do not reflect our normal business operations. In addition, our management uses non-GAAP measures to compare our performance relative to forecasts and to benchmark our performance externally against competitors. Our use of non-GAAP financial measures has certain limitations in that such non-GAAP financial measures may not be directly comparable to those reported by other companies. For example, the terms used in this press release, such as non-GAAP net income (loss) or non-GAAP operating expenses, do not have a standardized meaning. Other companies may use the same or similarly named measures, but exclude different items, which may not provide investors with a comparable view of our performance in relation to other companies. In addition, we included the amount of income tax effect of non-GAAP adjustments in the non-GAAP net income (loss) reconciliation table for all periods presented as management believes that such non-GAAP presentation provides useful information to investors, even though the amounts are not significant. We seek to compensate for the limitation of our non-GAAP presentation by providing a detailed reconciliation of the non-GAAP financial measures to the most directly comparable U.S. GAAP measures both in the text in this press release and in the tables attached hereto. Investors are encouraged to review the related U.S. GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable U.S. GAAP financial measures.

About Alpha and Omega Semiconductor

Alpha and Omega Semiconductor Limited, or AOS, is a designer, developer, and global supplier of a broad range of discrete power devices, wide bandgap power devices, power management ICs, and modules, including a wide portfolio of Power MOSFET, SiC, IGBT, IPM, TVS, HV Gate Drivers, Power IC, and Digital Power products. AOS has developed extensive intellectual property and technical knowledge that encompasses the latest advancements in the power semiconductor industry, which enables us to introduce innovative products to address the increasingly complex power requirements of advanced electronics. AOS differentiates itself by integrating its Discrete and IC semiconductor process technology, product design, and advanced packaging know-how to develop high-performance power management solutions. AOS’ portfolio of products targets high-volume applications, including personal computers, graphics cards, datacenters, AI servers, smartphones, consumer and industrial motor controls, TVs, lightings, automotive electronics, and power supply units for various equipment. For more information, please visit www.aosmd.com.

The following unaudited condensed consolidated financial statements are prepared in accordance with U.S. GAAP.

Alpha and Omega Semiconductor Limited
Condensed Consolidated Statements of Operations
(in thousands, except percentages and per share amounts)
(unaudited)

	Three Months Ended			Nine Months Ended
	March 31, 2025	December 31, 2024	March 31, 2024	March 31, 2025	March 31, 2024

Revenue	$164,635	$173,156	$150,060	$519,678	$495,978
Cost of goods sold	129,458	133,145	114,505	399,964	365,497
Gross profit	35,177	40,011	35,555	119,714	130,481
Gross margin	21.4%	23.1%	23.7%	23.0%	26.3%

Operating expenses:
Research and development	23,398	23,968	23,095	69,844	68,127
Selling, general and administrative	22,437	21,951	22,964	66,688	64,611
Total operating expenses	45,835	45,919	46,059	136,532	132,738
Operating loss	(10,658)	(5,908)	(10,504)	(16,818)	(2,257)

Other income (loss), net	(65)	663	308	(52)	(138)
Interest income	927	1,135	1,230	3,327	3,873
Interest expenses	(596)	(701)	(959)	(2,109)	(3,099)
Gain on change of equity interest in equity method investment	505	—	—	505	—
Net loss before income taxes and loss from equity method investment	(9,887)	(4,811)	(9,925)	(15,147)	(1,621)

Income tax expense	660	1,242	611	2,942	2,643
Net loss before loss from equity method investment	(10,547)	(6,053)	(10,536)	(18,089)	(4,264)
Equity method investment loss from equity investee	(260)	(561)	(676)	(1,828)	(4,085)
Net loss	$(10,807)	$(6,614)	$(11,212)	$(19,917)	$(8,349)

Net loss per common share
Basic	$(0.37)	$(0.23)	$(0.39)	$(0.68)	$(0.30)
Diluted	$(0.37)	$(0.23)	$(0.39)	$(0.68)	$(0.30)

Weighted average number of common shares used to compute net loss per share
Basic	29,530	29,163	28,433	29,232	28,022
Diluted	29,530	29,163	28,433	29,232	28,022

Alpha and Omega Semiconductor Limited
Condensed Consolidated Balance Sheets
(in thousands, except par value per share)
(unaudited)
	March 31, 2025	June 30, 2024
ASSETS
Current assets:
Cash and cash equivalents	$169,359	$175,127
Restricted cash	207	413
Accounts receivable, net	28,440	12,546
Inventories	188,126	195,750
Other current assets	13,255	14,165
Total current assets	399,387	398,001
Property, plant and equipment, net	316,243	336,619
Operating lease right-of-use assets	22,050	25,050
Intangible assets, net	1,081	3,516
Equity method investment	354,399	356,039
Deferred income tax assets	524	549
Other long-term assets	22,684	25,239
Total assets	$1,116,368	$1,145,013
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable	$51,012	$45,084
Accrued liabilities	64,392	72,371
Payable related to equity investee, net	19,646	13,682
Income taxes payable	2,658	2,798
Short-term debt	11,797	11,635
Deferred revenue	—	2,591
Finance lease liabilities	989	935
Operating lease liabilities	4,928	5,137
Total current liabilities	155,422	154,233
Long-term debt	17,856	26,724
Income taxes payable - long-term	3,791	3,591
Deferred income tax liabilities	25,742	26,416
Finance lease liabilities - long-term	1,533	2,282
Operating lease liabilities - long-term	17,680	20,499
Other long-term liabilities	8,053	19,661
Total liabilities	230,077	253,406
Shareholders' Equity:
Preferred shares, par value $0.002 per share:
Authorized: 10,000 shares; issued and outstanding: none at March 31, 2025 and June 30, 2024	—	—
Common shares, par value $0.002 per share:
Authorized: 100,000 shares; issued and outstanding:36,869 shares and 29,750 shares, respectively at March 31, 2025 and 36,107 shares and 28,969 shares, respectively at June 30, 2024	74	72
Treasury shares at cost: 7,119 shares at March 31, 2025 and 7,138 shares at June 30, 2024	(79,064)	(79,213)
Additional paid-in capital	368,252	353,109
Accumulated other comprehensive loss	(13,963)	(13,419)
Retained earnings	610,992	631,058
Total shareholders' equity	886,291	891,607
Total liabilities and shareholders' equity	$1,116,368	$1,145,013

Alpha and Omega Semiconductor Limited
Selected Cash Flow Information
( in thousands, unaudited)

	Nine Months Ended March 31,
	2025	2024
Net cash provided by operating activities	$32,494	$18,591
Net cash used in investing activities	(22,167)	(28,593)
Net cash used in financing activities	(16,266)	(10,923)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(35)	(83)
Net decrease in cash, cash equivalents and restricted cash	(5,974)	(21,008)
Cash, cash equivalents and restricted cash at beginning of period	175,540	195,603
Cash, cash equivalents and restricted cash at end of period	$169,566	$174,595

Alpha and Omega Semiconductor Limited
Reconciliation of Condensed Consolidated GAAP Financial Measures to Non-GAAP Financial Measures
(in thousands, except percentages and per share data)
(unaudited)

	Three Months Ended			Nine Months Ended
	March 31, 2025	December 31, 2024	March 31, 2024	March 31, 2025	March 31, 2024

GAAP gross profit	$35,177	$40,011	$35,555	$119,714	$130,481
Share-based compensation	1,047	1,123	1,424	3,185	3,140
Amortization of purchased intangible	812	811	812	2,435	2,435
Non-GAAP gross profit	$37,036	$41,945	$37,791	$125,334	$136,056
Non-GAAP gross margin as a % of revenue	22.5%	24.2%	25.2%	24.1%	27.4%

GAAP operating expense	$45,835	$45,919	$46,059	$136,532	$132,738
Share-based compensation	6,089	6,827	7,041	18,803	14,934
Legal costs related to government investigation	54	114	103	515	172
Non-GAAP operating expense	$39,692	$38,978	$38,915	$117,214	$117,632

GAAP operating loss	$(10,658)	$(5,908)	$(10,504)	$(16,818)	$(2,257)
Share-based compensation	7,136	7,950	8,465	21,988	18,074
Amortization of purchased intangible	812	811	812	2,435	2,435
Legal costs related to government investigation	54	114	103	515	172
Non-GAAP operating income (loss)	$(2,656)	$2,967	$(1,124)	$8,120	$18,424
Non-GAAP operating margin as a % of revenue	(1.6)%	1.7%	(0.7)%	1.6%	3.7%

GAAP net loss	$(10,807)	$(6,614)	$(11,212)	$(19,917)	$(8,349)
Share-based compensation	7,136	7,950	8,465	21,988	18,074
Amortization of purchased intangible	812	811	812	2,435	2,435
Gain on change of equity interest in equity method investment	(505)	—	—	(505)	—
Equity method investment loss from equity investee	260	561	676	1,828	4,085
Legal costs related to government investigation	54	114	103	515	172
Income tax effect of non-GAAP adjustments	148	(83)	(47)	(86)	(549)
Non-GAAP net income (loss)	$(2,902)	$2,739	$(1,203)	$6,258	$15,868
Non-GAAP net margin as a % of revenue	(1.8)%	1.6%	(0.8)%	1.2%	3.2%

GAAP net loss	$(10,807)	$(6,614)	$(11,212)	$(19,917)	$(8,349)
Share-based compensation	7,136	7,950	8,465	21,988	18,074
Amortization and depreciation	18,259	14,128	13,325	46,949	39,849
Equity method investment loss from equity investee	260	561	676	1,828	4,085
Interest income	(927)	(1,135)	(1,230)	(3,327)	(3,873)
Interest expenses	596	701	959	2,109	3,099
Income tax expense	660	1,242	611	2,942	2,643
EBITDAS	$15,177	$16,833	$11,594	$52,572	$55,528

GAAP diluted net loss per share	$(0.37)	$(0.21)	$(0.39)	$(0.64)	$(0.28)
Share-based compensation	0.24	0.25	0.30	0.70	0.60
Amortization of purchased intangible	0.03	0.03	0.03	0.08	0.08
Gain on change of the equity interest in equity method investment	(0.02)	—	—	(0.02)	—

Equity method investment loss from equity investee	0.01	0.02	0.02	0.06	0.14
Legal costs related to government investigation	0.00	0.00	0.00	0.02	0.01
Income tax effect of non-GAAP adjustments	0.01	(0.00)	(0.00)	(0.00)	(0.02)
Non-GAAP diluted net income (loss) per share	$(0.10)	$0.09	$(0.04)	$0.20	$0.53

Weighted average number of common shares used to compute GAAP diluted net loss per share	29,530	29,163	28,433	29,232	28,022
Weighted average number of common shares used to compute Non-GAAP diluted net income (loss) per share	29,530	31,411	28,433	31,316	29,915

Alpha and Omega Semiconductor Limited
Reconciliation of GAAP to Non-GAAP Outlook
For Fiscal Q4 Ending June 30, 2025
(in millions, except percentages)

GAAP gross margin	22.9%
Estimated impact of share-based compensation expense and amortization of purchased intangible	1.1%
Non-GAAP gross margin	24.0%

GAAP operating expenses	$47.1
Estimated stock-based compensation expense and legal costs related to government investigation	(6.9)
Non-GAAP operating expenses	$40.2

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